UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/13

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

International

Equity Fund

SEMIANNUAL REPORT March 28, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
31	Information About the Renewal of the
Fund’s Investment Advisory Agreement

FOR MORE INFORMATION

Back Cover

Dreyfus
International Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus International Equity Fund covers the six-month period from October 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable principal appreciation for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence. While global economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013, as provided by Sean P. Fitzgibbon and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus International Equity Fund’s Class A shares produced a total return of 12.00%, Class C shares returned 11.55% and Class I shares returned 12.14%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of 12.06% for the same period.2

International stocks generally rallied over the reporting period when investors responded positively to improved economic data.The fund produced returns that were roughly in line with its benchmark, as successful security selections in the consumer discretionary, materials and industrials sectors were balanced by shortfalls in the financials and telecommunications services sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging market countries.

The fund invests in stocks that appear to be undervalued and exhibit better fundamentals than the market expects.We employ a “bottom-up” investment approach, which emphasizes individual stock selection. Our stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Waning Economic Concerns Lifted International Stocks

Sustained stock market rallies began prior to the start of the reporting period when various macroeconomic worries failed to materialize. Instead, investors responded positively to improved employment and housing market trends in the United States, a commitment from the European Central Bank in support of the euro, and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

expectations that new leadership in China might lead to stronger growth. Later, Japan’s stock market was lifted by the election of a new government that promised to devalue the yen in an attempt to stimulate renewed growth.

Stocks lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts in the United States scheduled for the start of 2013, but improving global economic data, continued corporate earnings strength, and last-minute legislation to address the scheduled tax increases enabled the rallies to resume. Additional releases of encouraging economic data continued to support most international markets over the opening months of 2013.

Fund Strategies Produced Mixed Results

The fund’s security selection strategy proved especially effective in the consumer discretionary sector, where Japanese automaker Fuji Heavy Industries, makers of the Subaru brand, benefited from a recovering U.S. economy and a weakening yen.The fund’s investments in the materials sector enabled it to achieve strong relative results in an industry group that lagged broader market averages.Winners among Europe-based materials producers included UK-based packaging materials provider Smurfit Kappa Group, which advanced in the midst of reduced industry manufacturing capacity and rising containerboard use. In the industrials sector, the Netherlands’ diversified conglomerate Koninklijke Philips Electronics engaged in an effective restructuring and cost reduction effort. Results were particularly strong in the company’s lighting products division, which appears to be making a successful transition from incandescent to light emitting diode (LED) technology. In Germany, airline Deutsche Lufthansa bolstered earnings by cutting labor costs and limiting capacity growth.

Disappointments for the reporting period were concentrated mainly in Japan, where underweighted exposure and a defensive bias constrained results. For example, the fund held relatively few of the Japanese banks that rallied in response to newly stimulative economic policies. Instead, the fund held relatively defensive financial stocks, such as real estate developer Daito Trust Construction. As a result, the fund’s investments in the financials sector lagged its respective component in the MSCI EAFE Index. In the telecommunications services sector, relative performance was undermined by Telecom Italia, which struggled with a heavy debt load and disappointing earnings in a weak local economy.

Positioned for Continued Growth

We have been encouraged by recent economic data, and it appears that the most serious potential consequences of ongoing macroeconomic headwinds in Europe, the United States and the emerging markets have been averted. Moreover, we are optimistic that the fund’s investments will respond well to further improvements in the global economic climate.

The fund ended the reporting period with overweighted positions in the consumer discretionary and industrials sectors, and underweighted exposure to the materials sector. From a country standpoint, we have added to the fund’s positions in Japan, with particular focus on exporters that appear poised to benefit from a depreciating yen, as well as banks that are attractively valued in the early stages of a domestic economic recovery. In contrast, we have reduced the fund’s exposure to the United Kingdom, where stocks have reached richer valuations.

April 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S.
dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC. Had these expenses not been absorbed, returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from October 1, 2012 to March 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 28, 2013†

	Class A	Class C	Class I
Expenses paid per $1,000††	$5.82	$9.86	$4.42
Ending value (after expenses)	$1,120.00	$1,115.50	$1,121.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 28, 2013†

	Class A	Class C	Class I
Expenses paid per $1,000††	$5.54	$9.39	$4.21
Ending value (after expenses)	$1,019.03	$1,015.20	$1,020.35

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 28, 2013 (Unaudited)†

Common Stocks—97.4%	Shares		Value ($)
Australia—7.5%
Coca-Cola Amatil	99,890		1,516,321
Dexus Property Group	2,023,160		2,190,661
Rio Tinto	26,026		1,549,941
Spark Infrastructure Group	1,138,720		1,968,053
Westfield Group	157,040		1,773,992
Westpac Banking	91,540		2,931,628
			11,930,596
Finland—1.8%
Kemira	47,770		662,554
Sampo, Cl. A	55,940		2,151,207
			2,813,761
France—10.4%
Arkema	8,390		763,265
BNP Paribas	54,430		2,793,644
Cap Gemini	30,860		1,404,310
Dassault Systemes	7,150		826,523
Fonciere Des Regions	18,190		1,424,198
L’Oreal	9,020		1,430,259
Sanofi	46,690		4,744,291
Schneider Electric	26,810		1,958,891
Societe Generale	38,520	[a]	1,265,533
			16,610,914
Germany—9.5%
Bayer	33,610		3,466,898
Continental	23,140		2,766,584
Deutsche Lufthansa	63,030		1,230,916
Fresenius & Co.	10,410		1,284,903
Gerresheimer	16,820	[a]	966,462
Hannover Rueckversicherung	30,570		2,397,808
Siemens	28,880		3,110,786
			15,224,357
Hong Kong—2.4%
Sino Land	714,000		1,210,458
SJM Holdings	1,013,000		2,529,058
			3,739,516

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Ireland—1.1%
Smurfit Kappa Group	101,190		1,673,269
Italy—1.8%
STMicroelectronics	225,980		1,738,040
Telecom Italia	1,609,900		1,137,075
			2,875,115
Japan—21.3%
Aisin Seiki	56,000		2,049,397
Astellas Pharma	22,700		1,220,184
Daito Trust Construction	20,800		1,780,932
DeNA	34,700		943,666
Fuji Heavy Industries	128,000		2,017,868
Hitachi	556,000		3,224,900
INPEX	368		1,970,277
Isuzu Motors	259,000		1,560,025
ITOCHU	62,700		765,308
Japan Tobacco	68,400		2,183,481
Mitsubishi	98,300		1,837,871
Nihon Kohden	34,100		1,200,845
Nippon Shokubai	107,000		940,022
Nitto Denko	23,700		1,417,443
Omron	37,000		931,534
Sega Sammy Holdings	72,900		1,459,781
Seven & I Holdings	64,200		2,124,428
SMC	4,800		927,009
Sumitomo Mitsui Financial Group	81,700		3,332,746
THK	46,900		924,698
Toyo Suisan Kaisha	40,000		1,232,273
			34,044,688
Netherlands—5.4%
ING Groep	255,090	[a]	1,810,533
Koninklijke Philips Electronics	104,140		3,081,669
SBM Offshore	128,440	[a]	2,125,520
Unilever	38,390		1,572,518
			8,590,240
Norway—3.1%
DNB	93,620		1,372,864

Common Stocks (continued)	Shares		Value ($)
Norway (continued)
Petroleum Geo-Services	84,690		1,304,987
Telenor	37,480		819,449
TGS Nopec Geophysical	37,854		1,425,824
			4,923,124
Singapore—1.4%
United Overseas Bank	140,000		2,300,318
Spain—.5%
Red Electrica	16,800		845,255
Sweden—1.1%
Svenska Cellulosa, Cl. B	70,360		1,813,917
Switzerland—9.8%
ABB	101,200	[a]	2,282,410
Adecco	44,010	[a]	2,410,745
Cie Financiere Richemont, Cl. A	13,490		1,058,680
Novartis	57,020		4,051,405
Partners Group Holding	7,950		1,962,167
Syngenta	4,250		1,772,885
Zurich Insurance Group	7,390	[a]	2,056,713
			15,595,005
United Arab Emirates—.8%
Dragon Oil	135,730		1,340,533
United Kingdom—19.2%
Aberdeen Asset Management	379,720		2,476,347
Barclays	564,050		2,495,300
BHP Billiton	37,670		1,096,106
Centrica	272,610		1,523,084
Diageo	50,220		1,583,373
Experian	133,430		2,311,249
ITV	723,030		1,421,605
Kingfisher	294,070		1,285,967
Old Mutual	417,097		1,284,633
Rexam	109,174		875,044
Rio Tinto	53,411		2,503,653
Rolls-Royce Holdings	98,920	[a]	1,698,443
Royal Dutch Shell, Cl. B	136,470		4,530,821
SABMiller	29,950		1,576,388

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Unilever	32,380	1,369,728
Vodafone Group	937,200	2,657,249
		30,688,990
United States—.3%
iShares MSCI EAFE Index Fund	8,090	477,148
Total Common Stocks
(cost $140,869,651)		155,486,746

Preferred Stocks—1.1%
Germany
ProSiebenSat.1 Media
(cost $1,452,754)	47,420	1,692,877

Other Investment—.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,049,166)	1,049,166 [b]	1,049,166
Total Investments (cost $143,371,571)	99.1%	158,228,789
Cash and Receivables (Net)	.9%	1,435,253
Net Assets	100.0%	159,664,042

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Financial	24.4	Information Technology	5.7
Industrial	14.1	Telecommunication Services	2.9
Consumer Discretionary	11.2	Utilities	2.7
Health Care	10.6	Money Market Investment	.6
Consumer Staples	10.3	Exchange-Traded Funds	.3
Materials	8.3
Energy	8.0		99.1

†† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013 (Unaudited)†

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		142,322,405	157,179,623
Affiliated issuers		1,049,166	1,049,166
Cash			86,787
Cash denominated in foreign currencies		573,468	574,062
Receivable for investment securities sold			3,999,170
Dividends receivable			740,512
Receivable for shares of Beneficial Interest subscribed			158
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			120
Prepaid expenses			29,518
			163,659,116
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates—Note 3(c)			113,924
Due to Administrator—Note 3(a)			12,269
Payable for investment securities purchased			3,806,333
Payable for shares of Beneficial Interest redeemed			10,894
Accrued expenses			51,654
			3,995,074
Net Assets ($)			159,664,042
Composition of Net Assets ($):
Paid-in capital			218,833,975
Accumulated distributions in excess of Investment income—net			(272,554)
Accumulated net realized gain (loss) on investments			(73,748,681)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			14,851,302
Net Assets ($)			159,664,042

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	37,666,976	4,911,579	117,085,487
Shares Outstanding	1,261,172	163,103	3,898,169
Net Asset Value Per Share ($)	29.87	30.11	30.04

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended March 28, 2013 (Unaudited)†

Investment Income ($):
Income:
Cash dividends (net of $66,221 foreign taxes withheld at source):
Unaffiliated issuers	1,381,414
Affiliated issuers	314
Interest	156
Total Income	1,381,884
Expenses:
Investment advisory fee—Note 3(a)	645,974
Shareholder servicing costs—Note 3(c)	94,152
Administration fee—Note 3(a)	80,747
Professional fees	41,177
Custodian fees—Note 3(c)	35,689
Registration fees	23,169
Distribution fees—Note 3(b)	17,806
Prospectus and shareholders’ reports	9,507
Trustees’ fees and expenses—Note 3(d)	5,634
Interest expense—Note 2	2,830
Loan commitment fees—Note 2	1,066
Miscellaneous	12,430
Total Expenses	970,181
Less—reduction in expenses due to undertaking—Note 3(a)	(205,775)
Less—reduction in fees due to earnings credits—Note 3(c)	(182)
Net Expenses	764,224
Investment Income—Net	617,660
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,167,253
Net realized gain (loss) on forward foreign currency exchange contracts	(34,844)
Net Realized Gain (Loss)	10,132,409
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	8,342,831
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(665)
Net Unrealized Appreciation (Depreciation)	8,342,166
Net Realized and Unrealized Gain (Loss) on Investments	18,474,575
Net Increase in Net Assets Resulting from Operations	19,092,235

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 28, 2013	Year Ended
	(Unaudited)†	September 30, 2012[a]
Operations ($):
Investment income—net	617,660	3,879,500
Net realized gain (loss) on investments	10,132,409	(1,957,830)
Net unrealized appreciation
(depreciation) on investments	8,342,166	25,693,922
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,092,235	27,615,592
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(916,011)	(730,805)
Class B Shares	—	(225)
Class C Shares	(80,161)	(49,228)
Class I Shares	(3,155,753)	(2,819,907)
Total Dividends	(4,151,925)	(3,600,165)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,446,187	2,931,952
Class B Shares	—	2,309
Class C Shares	311,356	267,248
Class I Shares	2,685,712	20,601,703
Dividends reinvested:
Class A Shares	850,275	679,646
Class B Shares	—	176
Class C Shares	45,067	28,394
Class I Shares	3,153,209	2,819,186
Cost of shares redeemed:
Class A Shares	(4,892,200)	(9,965,688)
Class B Shares	—	(1,088,963)
Class C Shares	(612,390)	(1,711,244)
Class I Shares	(24,287,128)	(27,850,632)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(21,299,912)	(13,285,913)
Total Increase (Decrease) in Net Assets	(6,359,602)	10,729,514
Net Assets ($):
Beginning of Period	166,023,644	155,294,130
End of Period	159,664,042	166,023,644
Undistributed (distributions in
excess of) investment income—net	(272,554)	3,261,711

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 28, 2013	Year Ended
	(Unaudited)†	September 30, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	49,929	113,569
Shares issued for dividends reinvested	29,813	29,119
Shares redeemed	(170,815)	(387,173)
Net Increase (Decrease) in Shares Outstanding	(91,073)	(244,485)
Class Bb
Shares sold	—	87
Shares issued for dividends reinvested	—	7
Shares redeemed	—	(41,490)
Net Increase (Decrease) in Shares Outstanding	—	(41,396)
Class C
Shares sold	10,494	10,434
Shares issued for dividends reinvested	1,564	1,204
Shares redeemed	(21,050)	(67,736)
Net Increase (Decrease) in Shares Outstanding	(8,992)	(56,098)
Class I
Shares sold	90,520	779,783
Shares issued for dividends reinvested	110,021	120,375
Shares redeemed	(828,911)	(1,105,341)
Net Increase (Decrease) in Shares Outstanding	(628,370)	(205,183)

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended September 30, 2012, 9,179 Class B shares representing $242,940 were automatically converted to 9,256 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 28, 2013				Year Ended September 30,
Class A Shares	(Unaudited)†		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	27.34		23.42	26.30	26.36	29.26	48.76
Investment Operations:
Investment income—net[a]	.09		.54	.52	.42	.45	.77
Net realized and unrealized
gain (loss) on investments	3.16		3.86	(2.81)	.06	(2.11)	(16.45)
Total from Investment Operations	3.25		4.40	(2.29)	.48	(1.66)	(15.68)
Distributions:
Dividends from
investment income—net	(.72)		(.48)	(.59)	(.54)	(1.24)	(.67)
Dividends from net realized
gain on investments	—		—	—	—	—	(3.15)
Total Distributions	(.72)		(.48)	(.59)	(.54)	(1.24)	(3.82)
Net asset value, end of period	29.87		27.34	23.42	26.30	26.36	29.26
Total Return (%)[b]	12.00	[c]	19.12	(9.06)	1.84	(4.73)	(34.53)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.49	[d]	1.54	1.50	1.64	1.84	1.57
Ratio of net expenses
to average net assets	1.12	[d]	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income
to average net assets	.62	[d]	2.12	1.86	1.65	2.12	1.90
Portfolio Turnover Rate	32.73	[c]	64.52	89.90	86.84	160.27	117.20
Net Assets, end of period
($ x 1,000)	37,667		36,972	37,389	58,526	77,775	129,886

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 28, 2013				Year Ended September 30,
Class C Shares	(Unaudited)†		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	27.45		23.44	26.30	26.34	28.82	47.81
Investment Operations:
Investment income (loss)—net[a]	(.02)		.34	.33	.22	.27	.37
Net realized and unrealized
gain (loss) on investments	3.17		3.90	(2.85)	.06	(2.02)	(16.14)
Total from Investment Operations	3.15		4.24	(2.52)	.28	(1.75)	(15.77)
Distributions:
Dividends from
investment income—net	(.49)		(.23)	(.34)	(.32)	(.73)	(.07)
Dividends from net realized
gain on investments	—		—	—	—	—	(3.15)
Total Distributions	(.49)		(.23)	(.34)	(.32)	(.73)	(3.22)
Net asset value, end of period	30.11		27.45	23.44	26.30	26.34	28.82
Total Return (%)[b]	11.55	[c]	18.24	(9.78)	1.03	(5.54)	(35.04)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.28	[d]	2.34	2.27	2.46	2.62	2.30
Ratio of net expenses
to average net assets	1.90	[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income
(loss) to average net assets	(.16)[d]		1.33	1.16	.87	1.28	.93
Portfolio Turnover Rate	32.73	[c]	64.52	89.90	86.84	160.27	117.20
Net Assets, end of period
($ x 1,000)	4,912		4,724	5,348	8,025	10,848	19,529

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

Six Months Ended
March 28, 2013				Year Ended September 30,
Class I Shares	(Unaudited)†		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	27.47		23.58	26.49	26.60	29.73	49.50
Investment Operations:
Investment income—net[a]	.12		.64	.68	.55	.58	.54
Net realized and unrealized
gain (loss) on investments	3.18		3.86	(2.93)	.00 [b]	(2.27)	(16.37)
Total from Investment Operations	3.30		4.50	(2.25)	.55	(1.69)	(15.83)
Distributions:
Dividends from
investment income—net	(.73)		(.61)	(.66)	(.66)	(1.44)	(.79)
Dividends from net realized
gain on investments	—		—	—	—	—	(3.15)
Total Distributions	(.73)		(.61)	(.66)	(.66)	(1.44)	(3.94)
Net asset value, end of period	30.04		27.47	23.58	26.49	26.60	29.73
Total Return (%)	12.14	[c]	19.51	(8.86)	2.06	(4.62)	(34.34)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	[d]	1.10	1.08	1.20	1.26	1.19
Ratio of net expenses
to average net assets	.85	[d]	.85	.85	.85	.85	.85
Ratio of net investment income
to average net assets	.85	[d]	2.49	2.41	2.13	2.58	1.30
Portfolio Turnover Rate	32.73	[c]	64.52	89.90	86.84	160.27	117.20
Net Assets, end of period
($ x 1,000)	117,085		124,328	111,593	77,931	31,317	2,350

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term growth of capital.The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

Since March 28, 2013 represents the last day during the fund’s semi-annual period on which the New York Stock Exchange was open for trading, the fund’s financial statements have been presented through that date to maintain consistency with the fund’s net asset value calculations used for shareholder transactions.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Foreign
Common Stocks†	155,009,598	—	—	155,009,598
Preferred Stocks†	1,692,877	—	—	1,692,877
Exchange-Traded
Funds	477,148	—	—	477,148
Mutual Funds	1,049,166	—	—	1,049,166
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	120	—	120

† See Statement of Investments for additional detailed categorizations.
Amount shown represents unrealized appreciation at period end.

At March 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 28, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2012	($)	Purchases ($)	Sales ($)	3/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	97,993		14,339,856	13,388,683	1,049,166.6

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $80,335,762 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. If not applied, $32,463,626 of the carryover expires in fiscal year 2017 and $47,872,136 expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: ordinary income $3,600,165. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended March 28, 2013 was approximately $506,700 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly.

Dreyfus and TBCAM, contractually agreed, with respect to each class of shares to assume the expenses of the fund, from October 1, 2012 through March 28, 2013, so that the expenses of Class A, Class C and Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%, 1.90% and .85%, respectively, of the value of such class’ average daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. The reduction in expenses, pursuant to the undertaking, amounted to $205,775 during the period ended March 28, 2013.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. During the period ended March 28, 2013, the fund was charged $80,747 pursuant to the administration agreement.

During the period ended March 28, 2013, the Distributor retained $208 from commissions earned on sales of the fund’s Class A shares and $14 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 28, 2013, Class C shares were charged $17,806 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 28, 2013, Class A and Class C shares were charged $45,726 and $5,935, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended March 28, 2013, the fund was charged $21,490 for transfer agency services and $1,000 for cash management services. Cash management fees were partially offset by earnings credits of $176. These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 28, 2013, the fund was charged $35,689 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended March 28, 2013, the fund was charged $631 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $6.

During the period ended March 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $98,151, Distribution Plan fees $2,839, Shareholder Services Plan fees $8,226, custodian fees $22,478, Chief Compliance Officer fees $5,972 and transfer agency fees $8,310, which are offset against an expense reimbursement currently in effect in the amount of $32,052.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 28, 2013, amounted to $53,034,028 and $78,385,063, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of deriv-

ative instrument that was held by the fund during the period ended March 28, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 28, 2013:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Japanese Yen,
Expiring
4/1/2013 [a]	16,375,795	174,081	173,961	120

Counterparty:
a Citigroup

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended March 28, 2013:

Average Market Value ($)
Forward contracts	2,852,005

At March 28, 2013, accumulated net unrealized appreciation on investments was $14,857,218, consisting of $21,260,500 gross unrealized appreciation and $6,403,282 gross unrealized depreciation.

At March 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which TBCAM (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two- and three-year periods (since the portfolio management group assumed responsibility for managing the fund in the first quarter of 2010) and below the Performance Group and Performance Universe medians for the four-and five-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, noting that the fund’s calendar year total returns were higher than the returns of the fund’s benchmark index in six of the ten calendar years, including the last two calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians. Dreyfus representatives noted that Dreyfus and TBCAM have contractually agreed, with respect to each class of the fund, to waive receipt of its fees and/or assume the expenses of the class so that annual direct operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A, 1.90% for Class C and .85% for Class I of the applicable class’ average daily net assets until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the class.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation or fee waiver and/or expense reimbursement arrangement for certain funds and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board noted the fund’s improved relative and strong absolute performance and agreed to continue to monitor performance.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements for the ensuing year was in the best interests of the fund and its shareholders.

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

Dreyfus

Small Cap

Equity Fund

SEMIANNUAL REPORT March 31, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
29	Information About the Renewal
of the Fund’s Investment Advisory
and Administration Agreements

FOR MORE INFORMATION

Back Cover

Dreyfus
Small Cap Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus Small Cap Equity Fund covers the six-month period from October 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable principal appreciation for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence. While global economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R.Walter, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus Small Cap Equity Fund’s Class A shares achieved a total return of 15.69%, Class C shares returned 15.18% and Class I shares returned 15.78%.1 The fund’s benchmark, the Russell 2500 Value Index (the “Index”), achieved a total return of 18.05% for the same period.2

Small-cap value stocks generally rallied over the reporting period when investors responded positively to improved U.S. and global economic data.The fund produced lower returns than its benchmark, primarily due to shortfalls in its security selection strategy in the industrials, consumer discretionary, and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in the stocks of small-cap U.S. companies.

We seek to identify companies with stocks trading at prices below their intrinsic values. We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position and expected business growth relative to its industry.We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that may trigger a price increase.

Recovering Economy Fueled Market Gains

A sustained market rally began prior to the start of the reporting period when several macroeconomic worries failed to materialize. Instead, investors responded positively to improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, expectations that new leadership in China might lead to stronger regional growth, and stimulative economic policies from a newly elected government in Japan.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. stocks lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but last-minute legislation to address the tax increases enabled stocks to resume their rally. Positive economic data and corporate earnings strength offered further support to stock prices over the opening months of 2013. In this environment, small-cap stocks generally produced higher returns than large-cap stocks, and small-cap value stocks outperformed their more growth-oriented counterparts, on average.

Stock Selections Weighed on Relative Performance

Although the fund participated in the market’s gains to a significant degree over the reporting period, the fund’s relative returns were hurt by a handful of holdings. Spirit Aero Systems Holdings posted disappointing operating results and the timing of a turnaround became uncertain, Coeur d’Alene Mines announced an unattractive acquisition and also failed to show the silver production increase we had anticipated. New industry pressures hurt Informatica, a vendor of data transfer software. Riverbed Technology, a provider of software and services that improve the operating efficiency of wide-area networks, experienced a negative reaction to a major acquisition.After reviewing each of the new developments, the respective positions were eliminated from the Fund. Erratic weather patterns hurt the Children’s Place Retail Stores sales during the period that just ended, but we are encouraged by potential for a U.S. sales recovery and the company’s international expansion possibilities and are maintaining exposure to the name.

On a positive note, the fund had a number of standout performers.Alaska Air Group continued to expand capacity at a measured rate, increased its industry leading pretax margins and reported a 59% gain in earnings during a difficult operating environment. Cabot Oil & Gas divested non-core assets and achieved record production volumes in the Marcellus shale formation. Construction materials producer Louisiana-Pacific posted solid earnings as prices of oriented-strand board climbed during the recovery in U.S. housing market.The bankruptcy of Hostess Brands created significant market share opportunities for Flowers Foods as well the chance to buy the company’s bread division’s assets at liquidation value.Vishay Intertechnology, a leading vendor of low priced semiconductors used in a broad number of end markets experienced recovery in demand in the automotive and industrial end markets. Each of these favorable developments allowed the holdings to perform significantly well during the period.

4

Positioned for A Moderate Growth Environment

As the year 2013 progresses, a retracement of part of the market’s earlier gains at any point would not come as a complete surprise.The path of U.S. economic recovery remains uneven, global growth prospects are likely to be challenging through the summer, and political tensions have been elevated in the Far East. Any or all these issues could cause a short term change in the direction of the market.

Longer term, there are encouraging domestic and international trends developing.The U.S. economic recovery appears to be slowly broadening with upturn in the housing and automobile sectors at the forefront of the change. Credit formation has started and has historically marked the beginning of a sustained period of economic growth as financial institutions become more willing to lend. Internationally, Europe could possibly mark the nadir of its downturn this summer and begin a slow movement toward positive economic growth by year-end.

Within this environment, we will remain focused on the core strengths of our investment process: identification of fundamentally strong companies, willingness to purchase at attractive valuations, and investing in businesses which generate healthy amounts of free cash flow.

April 15, 2013

Please note, the position in any security highlighted with italicized tyepface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC. Had these expenses not been absorbed, returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2500 Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Equity Fund from October 1, 2012 to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.42	$11.86	$6.13
Ending value (after expenses)	$1,156.90	$1,151.80	$1,157.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.94	$11.10	$5.74
Ending value (after expenses)	$1,018.05	$1,013.91	$1,019.25

† Expenses are equal to the fund’s annualized expense ratio of 1.38% for Class A, 2.21% for Class C and 1.14%
for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2013 (Unaudited)

Common Stocks—99.5%	Shares		Value ($)
Automobiles & Components—2.2%
Lear	27,160		1,490,269
Thor Industries	28,450		1,046,676
			2,536,945
Banks—9.9%
Associated Banc-Corp	78,170		1,187,402
City National	31,497		1,855,488
Comerica	51,230		1,841,719
First Horizon National	113,725		1,214,583
First Republic Bank	45,310		1,749,872
SVB Financial Group	16,630	[a]	1,179,732
Synovus Financial	437,560		1,212,041
Webster Financial	54,860		1,330,904
			11,571,741
Capital Goods—7.5%
AGCO	21,370		1,113,804
Armstrong World Industries	31,120	[a]	1,739,297
Carlisle	21,020		1,424,946
EMCOR Group	17,100		724,869
MRC Global	39,640		1,305,345
Snap-on	20,550		1,699,485
Titan International	38,160	[b]	804,413
			8,812,159
Commercial & Professional Services—6.7%
Brink’s	40,730		1,151,030
Clean Harbors	31,762	[a]	1,845,055
Equifax	20,880		1,202,479
Herman Miller	56,840		1,572,763
Robert Half International	31,580		1,185,197
Tetra Tech	31,380	[a]	956,776
			7,913,300
Consumer Durables & Apparel—4.1%
Brunswick	31,200		1,067,664
Deckers Outdoor	23,280	[a,b]	1,296,463
Lennar, Cl. A	30,430	[b]	1,262,236
Toll Brothers	35,960	[a]	1,231,270
			4,857,633

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—1.9%
Cheesecake Factory	17,640		681,080
Hyatt Hotels, Cl. A	35,460	[a]	1,532,936
			2,214,016
Diversified Financials—3.8%
E*TRADE Financial	130,140	[a]	1,393,799
Legg Mason	29,340	[b]	943,281
Raymond James Financial	46,480		2,142,728
			4,479,808
Energy—6.7%
Cabot Oil & Gas	29,712		2,008,828
Helix Energy Solutions Group	63,390	[a]	1,450,363
McDermott International	87,730	[a]	964,153
Nabors Industries	48,600		788,292
Oceaneering International	22,890		1,520,125
Oil States International	13,960	[a]	1,138,717
			7,870,478
Exchange-Traded Funds—.2%
iShares Russell 2000 Value Index Fund	2,770	[b]	232,154
Food & Staples Retailing—.9%
Casey’s General Stores	17,350		1,011,505
Food, Beverage & Tobacco—2.1%
Flowers Foods	36,335		1,196,875
Green Mountain Coffee Roasters	22,380	[a,b]	1,270,289
			2,467,164
Health Care Equipment &
Services—6.7%
Allscripts Healthcare Solutions	62,080	[a]	843,667
HealthSouth	67,720	[a]	1,785,776
LifePoint Hospitals	24,200	[a]	1,172,732
MEDNAX	25,690	[a]	2,302,595
Universal Health Services, Cl. B	28,190		1,800,495
			7,905,265
Insurance—3.0%
ProAssurance	22,340		1,057,352
Protective Life	36,290		1,299,182

8

Common Stocks (continued)	Shares		Value ($)
Insurance (continued)
W.R. Berkley	25,640		1,137,647
			3,494,181
Materials—4.1%
Allegheny Technologies	37,420		1,186,588
Cytec Industries	14,570		1,079,346
Louisiana-Pacific	52,130	[a]	1,126,008
Packaging Corporation of America	31,060		1,393,662
			4,785,604
Media—1.2%
DreamWorks Animation SKG, Cl. A	38,790	[a,b]	735,458
John Wiley & Sons, Cl. A	15,940		621,022
			1,356,480
Pharmaceuticals, Biotech &
Life Sciences—1.1%
Salix Pharmaceuticals	24,720	[a]	1,265,170
Real Estate—4.8%
BioMed Realty Trust	69,320	[c]	1,497,312
Corporate Office Properties Trust	33,390	[c]	890,845
DCT Industrial Trust	142,670	[c]	1,055,758
Douglas Emmett	39,890	[c]	994,458
Macerich	18,340	[c]	1,180,729
			5,619,102
Retailing—5.7%
American Eagle Outfitters	43,690		817,003
Best Buy	62,240	[b]	1,378,616
Children’s Place Retail Stores	16,940	[a]	759,251
Express	38,770	[a]	690,494
Finish Line, Cl. A	44,450		870,776
Guess?	39,060	[b]	969,860
Saks	102,440	[a,b]	1,174,987
			6,660,987
Semiconductors & Semiconductor
Equipment—3.8%
Microchip Technology	32,200	[b]	1,183,672
Semtech	32,250	[a]	1,141,327

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Skyworks Solutions	43,600	[a]	9 60,508
Teradyne	72,540	[a,b]	1,176,599
			4,462,106
Software & Services—11.8%
Akamai Technologies	25,020	[a]	882,956
Cadence Design Systems	58,720	[a]	817,970
CoreLogic	68,950	[a]	1,783,047
Global Payments	20,010		993,697
Jack Henry & Associates	25,620		1,183,900
MAXIMUS	16,400		1,311,508
MICROS Systems	37,350	[a]	1,699,799
PTC	42,550	[a]	1,084,600
Solera Holdings	27,210		1,587,159
Synopsys	27,865	[a]	999,796
Take-Two Interactive Software	93,340	[a]	1,507,441
			13,851,873
Technology Hardware & Equipment—2.6%
Arrow Electronics	22,720	[a]	922,886
Power-One	72,140	[a,b]	299,381
Vishay Intertechnology	136,300	[a,b]	1,855,043
			3,077,310
Transportation—3.7%
Alaska Air Group	28,930	[a]	1,850,363
Atlas Air Worldwide Holdings	4,320	[a]	176,083
Landstar System	24,100		1,375,869
Werner Enterprises	36,780		887,869
			4,290,184
Utilities—5.0%
Great Plains Energy	46,770		1,084,596
Hawaiian Electric Industries	50,830	[b]	1,408,499
NiSource	37,230		1,092,328
Portland General Electric	33,520		1,016,662
UGI	31,440		1,206,982
			5,809,067
Total Common Stocks
(cost $93,832,572)			116,544,232

10

Other Investment—.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,036,961)	1,036,961 [d]	1,036,961

Investment of Cash Collateral
for Securities Loaned—10.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $11,680,088)	11,680,088 [d]	11,680,088

Total Investments (cost $106,549,621)	110.4%	129,261,281
Liabilities, Less Cash and Receivables	(10.4%)	(12,144,423)
Net Assets	100.0%	117,116,858

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2013, the value of the fund’s securities on loan was
$12,459,450 and the value of the collateral held by the fund was $12,677,370, consisting of cash collateral of
$11,680,088 and U.S. Government & Agency securities valued at $997,282.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
Software & Services	11.8	Semiconductors &
Money Market Investments	10.9	Semiconductor Equipment	3.8
Banks	9.9	Transportation	3.7
Capital Goods	7.5	Insurance	3.0
Commercial & Professional Services	6.7	Technology Hardware & Equipment	2.6
Energy	6.7	Automobiles & Components	2.2
Health Care Equipment & Services	6.7	Food, Beverage & Tobacco	2.1
Retailing	5.7	Consumer Services	1.9
Utilities	5.0	Media	1.2
Real Estate	4.8	Pharmaceuticals, Biotech & Life Sciences	1.1
Consumer Durables & Apparel	4.1	Food & Staples Retailing	.9
Materials	4.1	Exchange-Traded Funds	.2
Diversified Financials	3.8		110.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,459,450)—Note 1(b):
Unaffiliated issuers		93,832,572	116,544,232
Affiliated issuers		12,717,049	12,717,049
Cash			30,774
Receivable for investment securities sold			1,022,769
Dividends and securities lending income receivable			121,535
Receivable for shares of Beneficial Interest subscribed			134,719
Prepaid expenses			32,822
			130,603,900
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates—Note 3(c)			118,016
Liability for securities on loan—Note 1(b)			11,680,088
Payable for investment securities purchased			1,549,163
Payable for shares of Beneficial Interest redeemed			65,739
Accrued expenses			74,036
			13,487,042
Net Assets ($)			117,116,858
Composition of Net Assets ($):
Paid-in capital			112,277,905
Accumulated undistributed investment income—net			160,035
Accumulated net realized gain (loss) on investments			(18,032,742)
Accumulated net unrealized appreciation
(depreciation) on investments			22,711,660
Net Assets ($)			117,116,858

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	49,337,949	11,117,086	56,661,823
Shares Outstanding	1,758,772	434,792	1,967,406
Net Asset Value Per Share ($)	28.05	25.57	28.80

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	899,769
Affiliated issuers	637
Income from securities lending—Note 1(b)	25,930
Total Income	926,336
Expenses:
Investment advisory fee—Note 3(a)	433,008
Administration fee—Note 3(a)	54,126
Shareholder servicing costs—Note 3(c)	155,308
Professional fees	40,095
Distribution fees—Note 3(b)	39,589
Registration fees	21,513
Custodian fees—Note 3(c)	13,333
Prospectus and shareholders’ reports	12,326
Trustees’ fees and expenses—Note 3(d)	4,129
Loan commitment fees—Note 2	716
Miscellaneous	10,487
Total Expenses	784,630
Less—reduction in expenses due to undertaking—Note 3(a)	(54,388)
Less—reduction in fees due to earnings credits—Note 3(c)	(152)
Net Expenses	730,090
Investment Income—Net	196,246
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,661,276
Net unrealized appreciation (depreciation) on investments	14,142,588
Net Realized and Unrealized Gain (Loss) on Investments	15,803,864
Net Increase in Net Assets Resulting from Operations	16,000,110

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012[a]
Operations ($):
Investment income—net	196,246	341,264
Net realized gain (loss) on investments	1,661,276	12,382,419
Net unrealized appreciation
(depreciation) on investments	14,142,588	23,599,111
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,000,110	36,322,794
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(98,361)	—
Class I Shares	(267,825)	(109,625)
Net realized gain on investments:
Class A Shares	(3,996,526)	(4,601,198)
Class B Shares	—	(63,518)
Class C Shares	(967,722)	(1,146,302)
Class I Shares	(4,191,200)	(6,879,648)
Total Dividends	(9,521,634)	(12,800,291)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,516,317	4,821,340
Class B Shares	—	4,418
Class C Shares	438,605	1,129,509
Class I Shares	5,643,981	16,009,699
Dividends reinvested:
Class A Shares	3,861,733	4,267,499
Class B Shares	—	57,711
Class C Shares	790,456	910,871
Class I Shares	4,434,970	6,965,025
Cost of shares redeemed:
Class A Shares	(7,597,681)	(16,202,956)
Class B Shares	—	(918,204)
Class C Shares	(1,484,382)	(3,521,170)
Class I Shares	(6,178,626)	(77,504,676)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,425,373	(63,980,934)
Total Increase (Decrease) in Net Assets	10,903,849	(40,458,431)
Net Assets ($):
Beginning of Period	106,213,009	146,671,440
End of Period	117,116,858	106,213,009
Undistributed investment income—net	160,035	329,975

14

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	171,696	188,293
Shares issued for dividends reinvested	158,460	185,624
Shares redeemed	(290,056)	(631,663)
Net Increase (Decrease) in Shares Outstanding	40,100	(257,746)
Class Bb
Shares sold	—	207
Shares issued for dividends reinvested	—	2,708
Shares redeemed	—	(37,658)
Net Increase (Decrease) in Shares Outstanding	—	(34,743)
Class C
Shares sold	18,650	47,968
Shares issued for dividends reinvested	35,664	42,724
Shares redeemed	(61,653)	(146,999)
Net Increase (Decrease) in Shares Outstanding	(7,339)	(56,307)
Class I
Shares sold	207,639	614,938
Shares issued for dividends reinvested	176,114	296,132
Shares redeemed	(228,906)	(2,973,994)
Net Increase (Decrease) in Shares Outstanding	154,847	(2,062,924)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended September 30, 2012, 14,640 Class B shares representing $357,225 were automatically converted to 13,579 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	March 31, 2013			Year Ended September 30,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	26.65		22.79	25.23	22.84	24.48	32.64
Investment Operations:
Investment income (loss)—net[a]	.04		.05	(.01)	(.00)[b]	.07	.19
Net realized and unrealized
gain (loss) on investments	3.76		6.26	(2.43)	2.42	(1.60)	(4.61)
Total from
Investment Operations	3.80		6.31	(2.44)	2.42	(1.53)	(4.42)
Distributions:
Dividends from
investment income—net	(.06)		—	—	(.03)	(.11)	—
Dividends from net realized
gain on investments	(2.34)		(2.45)	—	—	—	(3.74)
Total Distributions	(2.40)		(2.45)	—	(.03)	(.11)	(3.74)
Net asset value, end of period	28.05		26.65	22.79	25.23	22.84	24.48
Total Return (%)[c]	15.69	[d]	29.39	(9.67)	10.62	(6.11)	(14.59)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.55	[e]	1.57	1.49	1.59	1.72	1.56
Ratio of net expenses
to average net assets	1.38	[e]	1.40	1.39	1.38	1.37	1.39
Ratio of net investment income
(loss) to average net assets	.34	[e]	.21	(.05)	(.00)[f]	.35	.72
Portfolio Turnover Rate	42.51	[d]	93.40	76.95	78.90	110.88	92.67
Net Assets, end of period
($ x 1,000)	49,338		45,806	45,048	61,796	60,030	27,467

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f Amount represents less than .01%.

See notes to financial statements.

16

Six Months Ended
	March 31, 2013			Year Ended September 30,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	24.55		21.33	23.80	21.69	23.23	31.41
Investment Operations:
Investment (loss)—net[a]	(.06)		(.15)	(.22)	(.19)	(.09)	(.03)
Net realized and unrealized
gain (loss) on investments	3.42		5.82	(2.25)	2.30	(1.45)	(4.41)
Total from
Investment Operations	3.36		5.67	(2.47)	2.11	(1.54)	(4.44)
Distributions:
Dividends from net realized
gain on investments	(2.34)		(2.45)	—	—	—	(3.74)
Net asset value, end of period	25.57		24.55	21.33	23.80	21.69	23.23
Total Return (%)[b]	15.18	[c]	28.31	(10.38)	9.78	(6.67)	(15.29)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.28	[d]	2.31	2.19	2.24	2.40	2.36
Ratio of net expenses
to average net assets	2.21	[d]	2.22	2.17	2.20	2.20	2.22
Ratio of net investment (loss)
to average net assets	(.51)[d]		(.62)	(.84)	(.81)	(.48)	(.11)
Portfolio Turnover Rate	42.51	[c]	93.40	76.95	78.90	110.88	92.67
Net Assets, end of period
($ x 1,000)	11,117		10,855	10,632	14,436	14,037	6,556

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	March 31, 2013			Year Ended September 30,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	27.34		23.29	25.71	23.24	24.88	33.03
Investment Operations:
Investment income—net[a]	.08		.12	.06	.07	.13	.25
Net realized and unrealized
gain (loss) on investments	3.86		6.42	(2.48)	2.47	(1.60)	(4.66)
Total from
Investment Operations	3.94		6.54	(2.42)	2.54	(1.47)	(4.41)
Distributions:
Dividends from
investment income—net	(.14)		(.04)	(.00)[b]	(.07)	(.17)	—
Dividends from net realized
gain on investments	(2.34)		(2.45)	—	—	—	(3.74)
Total Distributions	(2.48)		(2.49)	(.00)[b]	(.07)	(.17)	(3.74)
Net asset value, end of period	28.80		27.34	23.29	25.71	23.24	24.88
Total Return (%)	15.78	[c]	29.80	(9.41)	10.94	(5.67)	(14.37)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	[d]	1.24	1.28	1.14	1.20	1.22
Ratio of net expenses
to average net assets	1.14	[d]	1.08	1.13	1.11	1.13	1.15
Ratio of net investment income
to average net assets	.57	[d]	.47	.22	.27	.65	.98
Portfolio Turnover Rate	42.51	[c]	93.40	76.95	78.90	110.88	92.67
Net Assets, end of period
($ x 1,000)	56,662		49,552	90,251	88,779	68,758	39,424

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analyti-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cal data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	116,312,078	—	—	116,312,078
Exchange-Traded
Funds	232,154	—	—	232,154
Mutual Funds	12,717,049	—	—	12,717,049

† See Statement of Investments for additional detailed categorizations.

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

22

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2013, The Bank of New York Mellon earned $8,643 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2012	($)	Purchases ($)	Sales ($)	3/31/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	719,459		20,556,373	20,238,871	1,036,961.9
Dreyfus
Institutional
Cash
Advantage
Fund	5,382,842		40,599,892	34,302,646	11,680,088		10.0
Total	6,102,301		61,156,265	54,541,517	12,717,049		10.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $19,633,534 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. If

24

not applied, $3,267,427 of the carryover expires in fiscal year 2016, $16,299,657 expires in fiscal year 2017 and $66,450 expires in fiscal year 2018. Acquired losses, as a result of the fund’s merger with Dreyfus Premier Future Leaders Fund, can be utilized in subsequent years but will be subject to annual limitations based on certain provisions in the Code.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: ordinary income $3,316,124 and long-term capital gains $9,484,167.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus and TBCAM have contractually agreed, from October 1, 2012 through March 31, 2013, to assume the expenses of Class A, C and I shares so that such expenses of the fund’s Class A, C and I shares

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.39%, 2.22% and 1.16%, respectively, of the value of such class’ average daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.The reduction in expenses, pursuant to the undertaking, amounted to $54,388 during the period ended March 31, 2013.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets.

During the period ended March 31, 2013, the Distributor retained $3,081 from commissions earned on sales of the fund’s Class A shares and $48 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2013, Class C shares were charged $39,589 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2013, Class A and Class C shares were charged $58,411 and $13,196, respectively, pursuant to the Shareholder Services Plan.

26

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $18,216 for transfer agency services and $834 for cash management services. Cash management fees were partially offset by earnings credits of $147. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $13,333 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $525 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $5.

During the period ended March 31, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toTBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $78,420, administration fees $9,802, Distribution Plan fees $7,022, Shareholder Services

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Plan fees $12,693, custodian fees $9,642, Chief Compliance Officer fees $5,972 and transfer agency fees $8,349, which are offset against an expense reimbursement currently in effect in the amount of $13,884.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2013, amounted to $45,791,710 and $50,468,762, respectively.

At March 31, 2013, accumulated net unrealized appreciation on investments was $22,711,660, consisting of $24,300,033 gross unrealized appreciation and $1,588,373 gross unrealized depreciation.

At March 31, 2013, the cost of investments for federal income tax purposes substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

28

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which TBCAM (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board discussed the results of the comparisons and noted that the fund’s total return performance was generally below the Performance Group and Performance Universe medians for the various periods, including several periods in the fourth quartile.The Board noted the fund’s improved relative and strong absolute performance over the past one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, noting that the fund’s calendar year total returns were higher than the returns of the fund’s benchmark index in five of the nine calendar years since the portfolio managers began managing the fund.

30

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians. Dreyfus representatives noted that Dreyfus and TBCAM have contractually agreed, with respect to each class of the fund, to waive receipt of its fees and/or assume the expenses of the class so that annual direct operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed an annual rate of 1.39% for Class A, 2.22% for Class C and 1.16% for Class I of the applicable class’ average daily net assets until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the class.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation or fee waiver and/or expense reimbursement arrangement for certain funds and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among

32

funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board noted the fund’s improved relative and strong absolute performance and agreed to continue to monitor performance.

  The Board generally was satisfied with the fund’s overall performance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements for the ensuing year was in the best interests of the fund and its shareholders.

34

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	May 17, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)